MORTGAGE NOTE

$6,200,000.00

March 27, 2026
Carmel, NY

FOR VALUE RECEIVED, **J.W.M. REALTY CORP.,** an Ohio corporation, having an office and place of business located at 9 Bond Street, Brooklyn, NY 11201**,** (hereinafter the "Borrower" or "Maker"), promises to pay to the order of **THE PUTNAM COUNTY NATIONAL BANK OF CARMEL**, a national banking association organized and existing under and pursuant to the laws of the United States of America, having its principal place of business at 43 Gleneida Avenue, Carmel, New York, County of Putnam (the "Payee" or "Holder" or "Bank" or "Lender"), or order, payable at 43 Gleneida Avenue, Carmel, New York, NY 10512, or at any branches of the Lender, or at such other place as may be designated in writing by the Holder of this Note, the principal sum of **SIX MILLION TWO HUNDRED THOUSAND 00/100 DOLLARS ($6,200,000.00)**. I shall also pay interest on any unpaid amount from today, at the rate of **7.0%**, per year until such amount is paid full. These amounts will be paid to you or to any other holder of the note.

MANNER AND PLACE OF PAYMENT:

ON DEMAND AND UNTIL DEMANDED AS FOLLOWS:

If this agreement is dated on a day other than the first of a month, the first payment will be of interest only, from today until the end of this month payable upon the signing of this Note. After that I promise to pay you **SIX MILLION TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($6,200,000.00)** and monthly **FORTY EIGHT THOUSAND SIXTY EIGHT AND 53/100 DOLLARS ($48,068.53)** on the first day of **May, 2026** and a like amount on the first day of each and every month thereafter until all the principal and interest shall be fully paid. The final payment shall be due and payable on the first day of **April, 2031**. Each payment shall first be applied to the interest due at the time, then the balance will be used for the repayment of any money advanced by the Bank for taxes, assessments, or insurance and then to the amount borrowed. Borrower shall make its monthly payment at Bank's address listed above (or at any of Bank's branch offices) or any other place that Bank, in writing, requires. The said sum of **$48,068.53** represents amortized payment on the principal sum of **$6,200,000.00** over a period of **TWENTY (20)** years.

It is clearly understood by Borrower that this Mortgage Note is callable anytime after

FIVE (5) years.

THIS LOAN IS PAYABLE IN FULL ON DEMAND AT ANY TIME AFTER **FIVE (5)** YEARS FROM THE DATE HEREOF. IF DEMAND IS MADE OF PAYMENT IN FULL, BORROWER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. BORROWER WILL THEREFORE BE REQUIRED TO MAKE THE PAYMENT OUT OF OTHER ASSETS IT MAY OWN, OR BORROWER WILL HAVE TO FIND A LENDER WILLING TO LEND BORROWER THE MONEY. IF BORROWER REFINANCES THIS LOAN AT MATURITY, BORROWER MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF BORROWER OBTAINS REFINANCING FROM THE SAME LENDER. FAILURE OF THE LENDER TO CALL THIS LOAN AFTER THE FIFTH (5TH) YEAR SHALL NOT CONSTITUTE A WAIVER OF THE LENDER'S RIGHT TO CALL THIS LOAN ANY TIME THEREAFTER UPON THE SAME TERMS AND CONDITIONS.

In the event the Maker shall prepay the indebtedness secured by this note or any part thereof during the term of this note, such prepayment must be accompanied by a written notice of said prepayment, and any such prepayment must be accompanied by payment of an additional sum equal to 3% of the principal amount of the prepayment during the first year of this mortgage note; 2% of the prepayment amount during the second year of this mortgage note and 1% of the prepayment amount during the third through tenth year of this note. Any prepayments in an amount less than the entire balance of unpaid principal shall be applied to the payments required under this mortgage in the reverse order of their respective maturity dates so that any other installment payment due hereunder shall not be affected or changed with respect to either the amount of such payment or the date when such payment is due.

IT IS HEREBY EXPRESSLY AGREED, that the said principal sum with interest thereon, evidenced by this Note shall become due at the option of the Holder hereof on the happening of any default or event by which, under the terms of the Mortgage securing this Note, said principal sum may or shall become due and payable; also that all of the covenants, conditions and agreements contained in said Mortgage are hereby made part of this instrument. In the event of any acceleration of the maturity of the unpaid principal sum evidenced hereby or if any principal or other monies are advanced under the Mortgage securing this Note shall not be paid when due, whether maturing by lapse of time, or by reason of acceleration under the provisions

herein stated, all of such sums shall bear interest at a rate of six (6%) per cent in excess of the rate hereinbefore set forth.

Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived. The Maker and endorsers hereof and all others who may become liable for all or any part of this obligation consent to any number of renewals or extension of the time of payment hereof. Any such renewals or extensions may be made without notice to any of said parties and without affecting their liability.

PAYMENT OF LENDER'S COSTS AND EXPENSES:

If Borrower is in default, Lender has the right to be paid back for all of Lender's reasonable costs and expenses. Those expenses include, for example, reasonable attorney's fees. Borrower understands that it must pay all attorney's fees, costs and disbursements incurred by the Bank in connection with a foreclosure action or any other litigation (in any state or federal court), whether the same may be incurred by reason of Borrower's default under this agreement or in the event any claim is made affecting the Bank's interest in the property given as security for this agreement. Borrower also understands that it must pay all reasonable attorney's fees and disbursements incurred by the Bank in connection with any claims, defaults, loan servicing, loan collection, preparation of releases and satisfaction and any agreements in connection therewith. The Bank has the right to add all said fees and disbursements to the amount Borrower owes the Bank. Lender may ask an attorney either to reposses the property, to collect money owed under the Note and Mortgage or to enforce any of the promises Borrower has not kept. If Lender does so, Lender may add all reasonable legal fees, costs and allowances and disbursements to the amount Borrower owes the Bank, together with interest at the rate specified in the Note. Lender may require that the entire balance of the debt to be paid immediately if Borrower fails to keep any of the promises made in this Note and Mortgage or if a Mortgage lien or other claim inferior to the Mortgage is created.

CHARGES FOR LATE PAYMENTS:

If Lender receives and accepts any monthly payment required under the Note and Mortgage which is made more than fifteen (15) days after the due date, Lender may impose a late charge. This late charge will be **FIVE (5%)** percent of the late monthly payment. Borrower promises to pay this charge together with the next monthly payment. If more than one person or entity signs this agreement, each is fully obligated to pay the full amount owed and to keep all of the promises made in this agreement. Lender may enforce its rights against each.

Borrower will not sell or transfer the property without Lender's prior written consent unless the amount due on the Note and Mortgage is paid.

FINANCIAL STATEMENT AND TAX RETURN REPORTING CLAUSE FOR LOANS:

Borrower will submit annual fiscal year end statements, including Balance Sheet, Profit & Loss Statement and business tax returns any applicable rent rolls for *J. W. M. REALTY CORP.* and annual fiscal year end statements, including Balance Sheet, Profit & Loss Statement and business tax returns for Guarantor, J.W. MAYS, INC. within ninety (90) days of each fiscal year end. Failure to timely submit the fiscal year end statements, and business tax returns, shall constitute a default under this loan. If an extension for the tax return has been filed, a copy of the extension must be submitted within ninety (90) days of calendar year end and the tax return must be submitted when completed, but in no event later than the date allowed under the extension. Failure to submit fiscal year end statements and federal tax returns or a copy of the tax extension within ninety (90) days of calendar year end will constitute a default under the terms and conditions of this loan.

LATE CHARGE FOR COMMERCIAL LOANS ONLY

Fees for Late Delivery of Financial Statements. Borrower agrees to pay Lender a fee of $25.00 for each day that a financial statement and/or tax return is not delivered to Lender by the time required under the terms of this Agreement, which charge shall commence ten (10) days after notice to Borrower that Borrower is in default with respect to Borrower's obligations to supply said financial reporting information to Lender. The above fee shall be in addition to any other and further remedies available to the Lender upon the Borrowers default.

RIGHT OF SET OFF:

To the extent permitted by applicable law, Lender reserves a right of setoff in all my accounts with Lender (whether checking, savings some other account and whether evidenced by a certificate of deposit). This includes all accounts I hold jointly with someone else and all accounts I may open in the future. However, this does not include and IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. I authorize Lender, to the extent permitted by applicable law to charge or setoff all sums owing on the indebtedness against any and all such accounts.

Anything herein to the contrary notwithstanding, if from any circumstances whatever fulfillment of any provision of this Note at the time performance of said provision shall be due shall involve transcending the limit of validity prescribed by the usury statutes of the State of New York or any other law of the State of New York, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity so that in no event shall exaction be possible under this Note in excess of the limit of such validity.

This Note is secured by a Mortgage made by the Maker to the Payee of even date herewith, on property located at 2300 Owens Road, Circleville, OH 43113, as more particularly described in said Mortgage and sometimes herein referred to as the Mortgaged premises.

This Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

This instrument shall be governed by and construed in accordance with the laws of the State of New York.

J.W.M. REALTY CORP.

by: ______________________
WARD N. LYKE, JR.
Chief Financial Officer

STATE OF NEW YORK)
COUNTY OF PUTNAM)ss.:

On March 27, 2026, before me, the undersigned, personally appeared and WARD N. LYKE, JR. personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual (s), or the person upon behalf of which the individual(s) acted, executed the instrument.

BRIAN E. CARLIN
Notary Public, State of New York
No. 02CA5063646
Qualified in Putnam County
Commission Expires July 29, 2026

____
NOTARY PUBLIC

Organization: The Putnam County National Bank of Carmel NMLSR ID 408447

Individual: Dean Ryder NMLSR ID 762212

Mortgage # 8007446

Mortgage Closing:

J.W.M. Realty Corp. (Borrower) J.W. Mays, Inc. (Guarantor)

Borrower(s)

Mortgage Amount	Int. Rate	Monthly Payment
$6,200,000.00	7.00 %	$48,068.53

Closing Date 3/27/26 — 20 Yr. Amortization

Appraisal Fee $ 2,400.00 (Paid) — 5 Yr. Demand

Appraisal Review Fee $ 75.00 — Fluchere Appraisal Service

Flood Determination $ 8.00 — Covius ($8.00 per property)

Credit Report Fee $ 0.00 — Experian ($4.50 per report)

Tax Payment Monitoring Service $ 668.00 — Covius ($88.00 per property – For Loans $500,000 and greater an additional $10.00 per $100,000 over the $500,000)

Bank Fee (if applicable) $ 31,000.00

Three day Right of Rescission: Yes or (No)

* Interest due on Principal Balance from 3/27 to 4/1 *
$ 6,027.78.

Interest due on Principal Balance from ______ to ______
$______.

TOTAL DUE: $ 37,778.78

The amortized (P+I) payment will begin on 5/1/2026 and be due on The first day of each month thereafter.

Note to Borrower: All mortgage payments are due on the first day of each month. Though no late fee is assessed until the 15th of the month, payments received after the first (1st) are considered late and continue to accrue interest that will be due to PCNB.

COMPLIANCE AGREEMENT

In consideration of the cooperative apartment loan made by **THE PUTNAM COUNTY NATIONAL BANK OF CARMEL**, hereinafter referred to as the Lender, to the undersigned Borrower(s) on the **27th day of March, 2026**, and to induce Lender to make such mortgage loan, the undersigned Borrower(s) do hereby represent and promise as follows:

1. Upon request made by Lender, its successors or assigns, the undersigned Borrower(s) will furnish and/or execute such documents as are required by Lender to assure the following:

    a. That all information furnished to Lender by Borrower(s) in connection with their loan application is true and accurate;

    b. That any and all documents and instruments signed by the undersigned Borrower(s) in connection with the said loan are accurate statements as to the truth of the matters set forth in them and constitute binding obligations upon the undersigned Borrower(s) according to his/her/their terms.

    c. That the obligation undertaken by the undersigned Borrower(s) in connection with said loan will be faithfully performed.

    d. As to the amount of said loan outstanding from time to time and the date shown and amount of payments made in respect to said loan.

2. Upon request made by Lender, its successors and assigns, the undersigned Borrower(s) will:

    a. Furnish any verification or documents required by Lender in connection with his/her/their loan application including, but not limited to income, employment, bank deposits, income tax returns or any other documents necessary to substantiate all information furnished by Borrower(s) in connection therewith;

    b. Re-execute any documents or instruments signed in connection with said mortgage loan or execute any documents or instruments that ought to have been signed at or before closing of said loan, or which was incorrectly drafted and signed.

3. All such requests shall receive the full cooperation and compliance by the undersigned Borrower(s) within seven (7) days of the making of the request set forth in Paragraphs 1 or 2 hereof.

4. The failure of the undersigned Borrower(s) to comply with their obligations herein shall constitute a default in his/her/their Promissory Note and Security Agreement executed in connection with said loan and shall entitle Lender, its successors and assigns, to the remedies available for default under the Mortgage Loan Note and Mortgage and Security Agreement executed by the Borrower(s).

Dated: March 27, 2026

J.W.M. REALTY CORP.

By: [signature]

WARD N. LYKE, JR., CFO

GUARANTY OF PAYMENT

In order to induce **THE PUTNAM COUNTY NATIONAL BANK OF CARMEL**, a national banking association organized and existing under and pursuant to the laws of the United States of America, having its principal place of business at 43 Gleneida Avenue, Carmel, New York, County of Putnam, (hereinafter called the "Lender)" to make a loan to **J.W.M. REALTY CORP.,** an Ohio corporation duly organized and existing under the laws of Ohio, (hereinafter referred to as the "Borrower"), and, to grant to the Borrower such increases, renewals, extensions, forbearances, release of collateral or other relinquishment of rights as the Lender may deem advisable and for other valuable consideration, the receipt of which is hereby acknowledged, the undersigned individual(s) (hereinafter referred to as the "Guarantor(s)") do(es) hereby unconditionally guarantee to the Lender the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of, interest on and all other sums payable with respect to every obligation and liability of the Borrower to the Lender, whether now existing or hereafter incurred, including but not limited to, all of the Borrower's obligations under the promissory note (such obligations and liabilities of the Borrower being hereinafter collectively called the "Liabilities").

The Guarantor(s) hereby grant(s) to the Lender full power, without notice to the Guarantor(s), and without in any way affecting the obligations of the Guarantor(s) hereunder, to deal in any manner with the Liabilities, the collateral pledged or any other collateral or security received, including, without limitation, the following powers:

(a) To modify or otherwise change any terms of all or part of the Liabilities and/or any collateral deposited or any other collateral or security received, to grant any extension or renewal thereof, and any other indulgence with respect to the Liabilities, or the collateral deposited or any other collateral or security received;

(b) To enter into any agreement for forebearance with respect to all or any part of any collateral or security and to change the terms of any such agreement; and

(c) To consent to the substitution, exchange or release of all or any part of the collateral or security, whether or not the collateral or security, if any, received by the Lender upon such substitution, exchange or release, shall be of the same or of a different character or value than the collateral or security surrendered by the Lender.

The Guarantor(s) waive(s) any notice of the acceptance of this Guaranty and of the creation, renewal or accrual of any of the Liabilities, present or future, or of the

reliance of the Lender upon the Guaranty. The Liabilities shall conclusively be presumed to have been created, contracted, for and incurred in reliance upon this Guaranty, and all dealings between the Borrower and the Lender shall likewise be presumed to be in reliance upon this Guaranty. The Guarantor(s) waive(s) protest, presentment, demands for payment, notice of default or nonpayment and notice of dishonor to or upon the Guarantor(s), the Borrowers or any other party liable for any of the Liabilities. The obligations of the Guarantor(s) hereunder and the rights of the Lender in the collateral and security shall not be released, discharged or in any way affected, nor shall the Guarantor(s) have any rights against the Lender by reason of the fact that any of the collateral or security may be in default at the time of acceptance thereof by the lender or later, nor by reason of the fact that a valid lien in any of the collateral or security may not be conveyed to or created in favor of the Lender, nor by reason of the fact that any of the collateral or security may be subject to equities, defenses or claims in favor of others or may be invalid or defective in any way, nor by reason of the fact that any of the liabilities may be invalid or unenforceable against the Borrower(s) for any reason whatsoever, nor by reason of the fact that the value of the collateral or security, if any, or the financial condition against the Borrower(s) may not have been correctly estimated or was thereafter changed, nor by reason of any deterioration, waste or loss by fire, theft, or otherwise, of any of the collateral, nor by reason of the release, in whole or in part, with or without consideration, of the collateral or security, or any of it.

In case the Borrower shall fail to pay all or part of the Liabilities when due, the Guarantor(s) immediately will pay to Lender (or their successors, endorsees and assigns) the amount due and unpaid by the Borrower under such Liabilities, in like manner as if such amount constituted the direct and primary obligation of the Guarantor(s). The Lender shall have its remedy under this Guaranty without being obligated to resort first to the collateral or any other security, or to any other remedy or remedies, to enforce payment or collateral of the Liabilities and may pursue all or any of their remedies at one or at different times.

In the event that the Lender shall receive any payments on account of any of the Liabilities, whether directly or indirectly and it shall subsequently be determined that such payments were for any reason improper, or a claim shall be made against the Lender that the same was improper, and the Lender, either voluntarily or pursuant to court order shall return the same, the Guarantor(s) shall be liable with the same effect

as if the said payments had never been made or received by the Lender for the amount of such repaid or returned payments, notwithstanding the fact that they may therefore have been credited on account of the Liabilities or any of them.

This Guaranty shall, without further reference, pass to and may be relied on and enforced by any successors or assigns of the Lender and any transferee or subsequent holder of any of the Liabilities. Such transferee or subsequent holder of or from the Lender shall have all rights, powers, and privileges as granted hereby and in connection therewith to the Lender.

This Guaranty has been delivered to the Lender in the State of New York, and has become operative in said State. It is agreed by the Guarantor(s) that any and all questions under or relating to this Guaranty shall be determined by and according to the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned have executed this Guaranty the 27th day of March, 2026.

J.W. MAYS, INC.

By: Ward N. Lyke Jr.
WARD N. LYKE, JR., CFO

Sworn to before me this 27th day
of March, 2026.

Brian E. Carlin
Notary Public

BRIAN E. CARLIN
Notary Public, State of New York
No. 02CA5063646
Qualified in Putnam County
Commission Expires July 29, 2026

TERMINATION OF ASSIGNMENT OF LEASES AND RENTS

KNOW ALL MEN BY THESE PRESENTS that **THE PUTNAM COUNTY NATIONAL BANK OF CARMEL**, having its principal place of business at 43 Gleneida Ave., Carmel, NY 10512 does hereby certify that a certain **ASSIGNMENT OF LEASES AND RENTS**, bearing the date the March 5, 2020 made and executed by **J.W. MAYS, INC.** in favor of **THE PUTNAM COUNTY NATIONAL BANK OF CARMEL** and duly recorded in the office of the Clerk of the County of **DUTCHESS** in Document Number 01-2020-1671;

IS TERMINATED, and does hereby consent that the same be discharged of record.

IN WITNESS WHEREOF, I hereby set my hand this 27th day of March, 2026.

THE PUTNAM COUNTY NATIONAL BANK OF CARMEL

BY: Dean Ryder
DEAN RYDER, CEO

STATE OF NEW YORK)
)ss.:
COUNTY OF PUTNAM)

On March 27, 2026, before me, the undersigned, personally appeared Dean Ryder personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual (s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Brian E. Carlin
NOTARY PUBLIC

BRIAN E. CARLIN
Notary Public, State of New York
No. 02CA5063646
Qualified in Putnam County
Commission Expires July 29, 2026

Property Address:
TAX MAP: 6255-00-078444

RECORD AND RETURN TO:
Michael V. Caruso, Esq.
Cuddy & Feder LLP
445 Hamilton Ave., 14th Fl.
White Plains, NY 10601